TAXES ON INCOME	12 Months Ended
Dec. 31, 2022
Disclosure Of Income Taxes [Abstract]
TAXES ON INCOME
NOTE 12 – TAXES ON INCOME

a.	Corporate taxation

The taxable income of BioLineRx, not subject to benefits as detailed below, is taxed at the standard Israeli corporate tax rate, which was 23% for all years included in these financial statements. The taxable income of BioLineRx USA, Inc. is subject to a federal tax rate of 21%.

b.	Tax loss carryforwards

As of December 31, 2022, the tax loss carryforwards of BioLineRx were approximately $326 million. The tax loss carryforwards have no expiration date.

The Company has not created deferred tax assets in respect of these tax loss carryforwards. See Note 2, paragraph l.

c.	Tax assessments

In accordance with Israeli tax regulations, the tax returns filed by BioLineRx through the 2020 tax year are considered final.

d.	Theoretical taxes

As described in Note 2, paragraph 1, the Company has not recognized any deferred tax assets in the financial statements, as it does not expect to generate taxable income in the foreseeable future. The reported tax on the Company’s income before taxes differs from the theoretical amount that would arise using the weighted average tax rate applicable to income of the consolidated entities as follows:

	Year ended December 31,
	2020		2021		2022
		in USD		in USD		in USD
		thousands		thousands		thousands
Loss before taxes	23.0%	(30,021)	23.0%	(27,045)	23.0%	(24,951)

Theoretical tax benefit		(6,905)		(6,220)		(5,739)
Disallowed deductions (tax exempt income):
Loss (gain) on adjustment of warrants to fair value		1,280		480		(1,478)
Share-based compensation		292		343		516
Other		11		11		11
Increase in taxes for tax losses and timing differences incurred in the reporting year for which deferred taxes were not created		5,322		5,386		6,690
Taxes on income for the reported year		-		-		-